                              [STOCK CERTIFICATE]

COMMON STOCK                                                        COMMON STOCK


      NUMBER                                                      SHARES
/M/              /                                        /                    /


                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                         GOODYEAR TIRE & RUBBER COMPANY

THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                             CUSIP 382550 10 1

This is to Certify that


is the owner of
  FULL-PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON STOCK OF

THE GOODYEAR TIRE & RUBBER COMPANY, TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated                                        THE GOODYEAR TIRE & RUBBER COMPANY

[Stamped SPECIMEN]

                                             BY

/s/ James Boyazis                                /s/ Stanley C. Gault

                 SECRETARY                                 CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:
            FIRST CHICAGO TRUST COMPANY
                    OF NEW YORK

BY                                       TRANSFER AGENT
                                         AND REGISTRAR,


                                   AUTHORIZED SIGNATURE

THE GOODYEAR TIRE & RUBBER COMPANY

                 THE GOODYEAR TIRE & RUBBER COMPANY WILL MAIL, WITHOUT CHARGE, TO THE REGISTERED HOLDER OF THIS CERTIFICATE A COPY OF THE EXPRESS TERMS (AS SET FORTH IN THE ARTICLES OF INCORPORATION AND THE CODE OF REGULATIONS OF THE CORPORATION) OF THE SHARES OF THE COMMON STOCK OF THE CORPORATION AND OF OTHER CLASSES OR SERIES OF SHARES, IF ANY, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR, ADDRESSED TO THE SECRETARY OF THE CORPORATION, AKRON, OHIO 44316.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between The Goodyear Tire & Rubber Company and Manufacturers Hanover Trust Company, Rights Agent, dated as of July 2, 1986 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Goodyear Tire & Rubber Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Goodyear Tire & Rubber Company will mail to the holder of this certificate a copy of the Rights Agreement (as in effect on the date of mailing) without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights which are or were beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

     The Goodyear Tire & Rubber Company appointed, effective May 16, 1990, First Chicago Trust Company of New York as successor Rights Agent under the Rights Agreement. The Rights Agreement was amended pursuant to an Amendment to Rights Agreement dated as of April 6, 1993.

           Explanation of Abbreviations:
                 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

           TEN COM               as tenants in common
           TEN ENT               as tenants by the entireties
           JT TEN                as joint tenants with right of survivorship and
                                 not as tenants in common
           UNIF GIFT MIN ACT     Uniform Gifts to Minors Act
    Additional abbreviations may also be used though not in the above list.
===============================================================================

                                   ASSIGNMENT

     For value received, ___________ hereby sell, assign and transfer unto

(Please Print or Type Name and Address of Assignee)

                                            Insert here Social Security or Other
Name                                           Identifying Number of Assignee
                                            ------------------------------------

--------------------------------------------------------------------------------
Street
                                                                      SHARES
--------------------------------------------------------------------------------
City, State and Zip Code

================================================================================
(Please Print or Type Name and Address of Assignee)

                                            Insert here Social Security or Other
Name                                           Identifying Number of Assignee
                                            ------------------------------------

--------------------------------------------------------------------------------
Street
                                                                      SHARES
--------------------------------------------------------------------------------
City, State and Zip Code

================================================================================
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

                 Issue certificate to the same owner as shown on the face of
this certificate for any shares not assigned above.                 ------------
                                                                      SHARES
                                                                    ------------

                                                                    ------------


Dated
      -----------------------

                                  X
                                   ---------------------------------------------
                                   (The signature here must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.)
                                   SIGNATURE GUARANTEED: